Letter of Transmittal
to Tender American Depositary Shares
of
Linktone Ltd.
at
$3.80 Per American Depositary Share
(each American Depositary Share represents 10 ordinary shares of Linktone Ltd.)

Pursuant to the Offer to Purchase
Dated February 6, 2008
by
MNC International Ltd.
an indirect wholly-owned subsidiary of
PT Media Nusantara Citra Tbk

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 7:00 P.M., NEW YORK CITY TIME,
ON WEDNESDAY, MARCH 12, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

MELLON INVESTOR SERVICES LLC

If delivering by mail: Mellon Investor Services LLC PO Box 3301 South Hackensack, NJ 07606-3301	If delivering by hand or courier: Mellon Investor Services LLC Attn: Corporate Actions 480 Washington Boulevard, 27th Floor Jersey City, NJ 07310

Delivery of this Letter of Transmittal to an address other than as set forth above, does not constitute a valid delivery. You must sign this Letter of Transmittal in the appropriate space provided therefor and complete the Substitute Form W-9 (for U.S. persons) or an IRS Form W-8BEN or other appropriate IRS Form W-8 (for non-U.S. persons).

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. This Letter of Transmittal is to be used only for tendering American Depositary Shares (“ADSs,” each ADS represents 10 ordinary shares, par value $0.0001 per share) of Linktone Ltd., a company incorporated with limited liability under the laws of the Cayman Islands (“Linktone”). Do not use this Letter of Transmittal for tendering ordinary shares of Linktone.

This Letter of Transmittal is to be used by holders of Linktone’s ADSs, either if American Depositary Receipts (“ADRs”) evidencing ADSs are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 3 of the Offer to Purchase). Holders of Linktone’s ADSs whose ADRs for certificated ADSs are not immediately available or who cannot deliver either the ADR for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their ADSs, and all other documents required hereby to the Depositary before the Expiration Date (as defined in the Offer to Purchase) may tender their ADSs in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

DESCRIPTION OF ADSs TENDERED
Names(s) and Address(es) of Registered Holder(s)	ADSs Tendered
(Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))	(Attach additional signed list if necessary)
Total Number
of ADSs
	ADR Certificate	Evidenced by	Number of ADSs
	Number(s)*	ADR(s)*	Tendered**

* Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all ADSs described above are being tendered. See Instruction 4.

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer check box: ☐

Account Number

Transaction Code Number

☐	CHECK HERE IF ANY OF THE ADRs REPRESENTING ADSs THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of ADSs represented by the lost or destroyed ADRs

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of ADSs tendered and accepted for payment and/or ADRs for ADSs not tendered or not accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue:
☐  Check
☐  ADR(s) to:

Name
(Please Print)

Address

(Include Zip Code)

(Employer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of ADSs tendered and accepted for payment and/or ADRs for ADSs not tendered or not accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Deliver:
☐  Check
☐  ADR(s) to:

Name
(Please Print)

Address

(Include Zip Code)

(Employer Identification or Social Security Number)

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to MNC International Ltd., a company incorporated with limited liability under the laws of the Cayman Islands (the “Purchaser”) and an indirect wholly-owned subsidiary of PT Media Nusantara Citra Tbk, a company incorporated with limited liability under the laws of the Republic of Indonesia (“MNC”), the above described American Depositary Shares (“ADSs,” each ADS represents 10 ordinary shares, par value $0.0001 per share) of Linktone Ltd., a company incorporated with limited liability under the laws of the Cayman Islands (“Linktone”), at a price of $3.80 per ADS, to the seller in cash, without interest, subject to any withholding taxes required by applicable law, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 6, 2008 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms of the Offer, and effective upon acceptance for payment of the ADSs tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to the ADSs tendered herewith that are purchased pursuant to the Offer and any other securities or rights issued or issuable in respect of the ADSs on or after the date of the Offer to Purchase and irrevocably constitutes and appoints Mellon Investor Services LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such ADSs (and any such other securities or rights) (a) to deliver American Depositary Receipts (“ADRs”) evidencing such ADSs (and any such other securities or rights) or transfer ownership of such ADSs (and any such other securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such ADSs (and any such other securities or rights) for transfer on Linktone’s books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered ADSs (and any and all other securities or rights issued or issuable in respect of such ADSs on or after the date of the Offer to Purchase) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or the Purchaser to complete the sale, assignment and transfer of the tendered ADSs (and any such other securities or rights) to the Purchaser.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, the tender of ADSs hereby is irrevocable.

The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at, to the extent permitted by applicable law and under Linktone’s memorandum and articles of association, any annual, special or adjourned meeting of Linktone’s shareholders or otherwise to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to the ADSs tendered hereby that have been accepted for payment by the Purchaser before the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other securities or rights issued or issuable in respect of such ADSs on or after the date of the Offer to Purchase). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such ADSs as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such ADSs in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such ADSs (and any such other securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such ADSs (or such other securities or rights).

The Purchaser’s acceptance for payment of ADSs validly tendered according to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Acquisition Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price despite the fact that a different price is stated in this Letter of Transmittal. Under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the ADSs tendered hereby. All questions as to validity, form and eligibility of any tender of ADSs hereby will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

The Purchaser reserves the right to assign to MNC and/or one or more wholly-owned subsidiaries of MNC any of its rights under the Acquisition Agreement, including the right to purchase ADSs tendered in the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the undersigned’s rights to receive payment for ADSs validly tendered and accepted for payment in the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any ADRs evidencing ADSs not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of ADSs Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any ADRs evidencing ADSs not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of ADSs Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any ADRs evidencing ADSs not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such ADRs (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any ADSs tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The Purchaser has no obligation under the “Special Payment Instructions” to transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept for payment any of the ADSs so tendered.

IMPORTANT

ADS HOLDER(S) SIGN HERE

(Also complete the Substitute Form W-9 included herein or the appropriate IRS Form W-8, as applicable)

(Signature(s) of ADS Holder(s))

(Signature(s) of ADS Holder(s))

Must be signed by registered holder(s) exactly as name(s) appear(s) on ADRs evidencing the ADSs or on a security position listing or by person(s) authorized to become registered holder(s) by ADRs and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated:   ,

Name(s)
(Please Print)

Capacity (Full Title)

Address
(Including Zip Code)

Daytime Area Code and Telephone Number

Employer Identification or Social Security Number
(See Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9 included herein)

IF REQUIRED — GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

Authorized Signature

Name

(Please Print)

Title
(Please Print)

Name of Firm

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Dated:   ,

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the ADSs) of ADSs tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (b) the ADSs tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If an ADR evidences an ADS registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or an ADR evidencing an ADS that is not tendered or not accepted for payment is to be returned, to a person other than the registered holder of the certificates surrendered, then the tendered ADR must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the ADR, with the signature(s) on the ADR or stock powers guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.  This Letter of Transmittal is to be completed by holders of Linktone’s ADSs either if ADRs evidencing certificated ADSs are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of ADSs is to be made according to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a holder of Linktone’s ADSs to validly tender ADSs pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein before the Expiration Date (as defined in the Offer to Purchase) and either ADRs for the tendered ADSs must be received by the Depositary at one of such addresses or the ADSs must be delivered according to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, before the Expiration Date, or (b) the tendering holders of Linktone’s ADSs must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Holders of Linktone’s ADSs whose ADRs evidencing certificated ADSs are not immediately available or who cannot deliver their ADRs and all other required documents to the Depositary or complete the procedures for book-entry transfer before the Expiration Date may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Under such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary before the Expiration Date and (c) either (i) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, together with ADRs evidencing certificated ADSs, if applicable, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected according to the book-entry transfer procedures described in the Offer to Purchase, either a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), and any required signature guarantees, or an Agent’s Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary, such ADSs must be delivered according to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which shares are listed for quotation on the NASDAQ Global Market.

An “Agent’s Message” means a message, transmitted through electronic means by the Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and Depositary, to and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the ADSs which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The term “Agent’s

Message” shall also include any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

The method of delivery of ADSs, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering holders of Linktone’s ADSs. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary. ADSs will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional ADSs will be purchased. All tendering holders of Linktone’s ADSs, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their ADSs for payment.

3. Inadequate Space.  If the space provided herein is inadequate, the ADR certificate numbers and/or the number of ADSs should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not applicable to holders of Linktone’s ADSs who tender their ADSs by book-entry transfer).  If fewer than all the ADSs evidenced by any ADR submitted are to be tendered, fill in the number of ADSs that are to be tendered in the box entitled “Number of ADSs Tendered.” In any such case, new ADRs evidencing the remainder of the ADSs that were evidenced by the old ADR(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance of, and payment for, the ADSs tendered herewith. All ADSs represented by ADRs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) without any change.

If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered ADSs are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, as there are different registrations of ADRs.

If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless payment is to be made to or certificates for ADSs not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

If the ADRs evidencing ADSs are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or ADRs evidencing ADSs not tendered or not accepted for payment are to be returned to a person other than the registered holder of the ADRs surrendered, the tendered ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on the ADR(s), with the signature(s) on the ADR(s) or stock power(s) guaranteed as aforesaid. See Instruction 1.

6. Stock Transfer Taxes.  The Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs to it, or its order, in the Offer. If, however, payment of the purchase price is to be made to, or if ADR(s) evidencing ADSs not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered ADR(s) evidencing ADSs are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer will be deducted from the price to be paid in the Offer unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and/or ADRs for ADSs not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such ADRs are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Waiver of Conditions.  The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer that are capable of waiver in the case of any ADSs tendered.

9. Backup Withholding; Substitute Form W-9 and IRS Form W-8.  Payments made to holders of Linktone’s ADSs in exchange for ADSs tendered pursuant to the Offer may be subject to backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding, holders of Linktone’s ADSs that are U.S. persons who do not otherwise establish an exemption should complete and return the Substitute Form W-9 included in this Letter of Transmittal, certifying that such holder is a U.S. person, the taxpayer identification number (“TIN”) provided is correct, and that such holder is not subject to backup withholding. If you do not have a TIN, see the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 for instructions on applying for a TIN.

For federal income tax purposes, you are considered a U.S. person if you are (i) an individual who is a citizen or resident of the United States; (ii) a corporation or partnership, or other entity treated as a corporation or partnership for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (a) a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have authority to control all its substantial decisions or (b) the trust was in existence on August 20, 1996, was treated as a U.S. person prior to such date, and validly elected to continue to be so treated.

Certain holders of Linktone’s ADSs (including corporations) generally are not subject to backup withholding. To avoid erroneous backup withholding, U.S. persons that are exempt from backup withholding should complete the Substitute Form W-9 included in this Letter of Transmittal, indicating their exempt status by checking the box labeled “Exempt” in Part 2. To establish an exemption from backup withholding, holders that are not U.S. persons must complete and submit an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to the holder’s non-U.S. status. Such forms may be obtained from the Depositary or at www.irs.gov.

Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund of any excess amounts withheld by timely filing a claim for refund with the IRS.

To comply with Internal Revenue Service Circular 230, you are hereby notified that (a) any discussion of U.S. federal tax issues in this Letter of Transmittal is not intended or written to be used, and cannot be used by you, for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code, (b) any such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein, and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

10. Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to D.F. King & Co., Inc., the Information Agent, or J.P. Morgan Securities Inc., the Dealer Manager, at their respective addresses listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

11. Lost, Destroyed or Stolen ADRs.  If any ADR representing ADSs has been lost, destroyed or stolen, the holder of Linktone’s ADSs should promptly notify the Depositary by checking the appropriate box on this Letter of Transmittal and indicating the certificate number of the ADR representing ADSs so lost, destroyed or stolen, or call the Depositary for the ADSs, JPMorgan Chase Bank, N.A., at (800) 990-1135. The holder of Linktone’s ADSs will then be instructed by the Depositary as to the steps that must be taken to replace the ADR. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE OF THE OFFER AND EITHER ADRs REPRESENTING TENDERED ADSs MUST BE RECEIVED BY THE DEPOSITARY OR ADSs MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE BEFORE THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

THIS FORM MUST BE COMPLETED BY ALL U.S. PERSONS SURRENDERING LINKTONE ADSs. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

See Section 5 of the Offer to Purchase and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

PAYER’S NAME: Mellon Investor Services LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

If you do not have a TIN, see the enclosed Guidelines for information on obtaining a number.
Social Security Number OR Employer Identification Number

	Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See enclosed Guidelines)	Exempt ☐

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 3 — Certification — Under penalties of perjury, I certify that:

(1)  I am a U.S. person (including a U.S. resident alien);
(2)  The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and
(3)  I am not subject to backup withholding because:

       (a)  I am exempt from backup withholding,
       (b)  I have not been notified by the Internal Revenue Service (the
             “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or
       (c)  the IRS has notified me that I am no longer subject to backup withholding.
Part 4 — Awaiting TIN ☐

Certification instructions — You must cross out item (3) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

SIGNATURE DATE
NAME
ADDRESS
CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not timely provide a correct taxpayer identification number, 28% of all reportable payments made to me will be withheld.

Signature	Date

Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at the locations and telephone numbers set forth below. Additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the locations and telephone numbers set forth below.

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street
22nd Floor
New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550
Institutional Investors Call: (212) 493-6970
All Others Call Toll-Free (800) 829-6551

Email: rkral@dfking.com

The Dealer Manager for the Offer is:

277 Park Avenue, 9th Floor
New York, New York 10172
Call Toll-Free: (877) 371-5947